Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
September, 1997



Scheduled Maturity                                                 6/15/98


Coupon                                                  6.0375%



Excess Protection Level
   3 Month Average  6.75%
      September, 1997  6.89%
      August, 1997  6.95%
      July, 1997  6.43%


Cash Yield                                              20.25%


Investor Charge Offs                                    5.33%


Base Rate                                               8.04%


Over 35 Day Delinquency                                 5.20%


Seller's Interest                                       19.41%


Total Payment Rate                                      10.47%


Total Principal Balance                                $6,028,225,548.46


Investor Participation Amount                          $374,999,999.99


Seller Participation Amount                            $1,169,892,215.19